SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2003

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

       Wisconsin

1-10876

41-0985054

(State or other jurisdiction

(Commission file number)

(IRS Employer

      of incorporation)

Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Item 5.  Other Events.

On December 22, 2003, Shopko Stores, Inc. ("Shopko") issued a press release revising its earnings outlook for the fourth quarter and fiscal year ending January 31, 2004.  A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference, except for the references to Shopko's website.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

99.1	Press Release dated December 22, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date:  December 22, 2003

___/s/ Peter G. Vandenhouten

Peter G. Vandenhouten

Assistant General Counsel

and Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated December 22, 2003.